Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 38

Optimized Equity Dividend Strategy, Series 9

Supplement to the Prospectus

As a result of a previously announced merger between Raytheon Company (“RTN”) and United Technologies Corporation into Raytheon Technologies Corporation (“RTX”), on April 3, 2020, each share of RTN was converted into the right to receive 2.3348 RTX shares.

Notwithstanding anything to the contrary in the Trust’s Prospectus, upon receipt the Trust holds, and will continue to purchase, shares of RTX.

Supplement Dated: April 3, 2020